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Exhibit 24

POWER OF ATTORNEY

    The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute Conagra Foods' Annual Report on Form 10-K/A for the fiscal year ended May 28, 2000, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of June, 2001.

/s/ MOGENS C. BAY Mogens C. Bay

POWER OF ATTORNEY

    The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute Conagra Foods' Annual Report on Form 10-K/A for the fiscal year ended May 28, 2000, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 14th day of June, 2001.

/s/ JOHN T. CHAIN, JR. John T. Chain, Jr.

POWER OF ATTORNEY

    The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute Conagra Foods' Annual Report on Form 10-K/A for the fiscal year ended May 28, 2000, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 15th day of June, 2001.

/s/ CHARLES M. HARPER Charles M. Harper

POWER OF ATTORNEY

    The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute Conagra Foods' Annual Report on Form 10-K/A for the fiscal year ended May 28, 2000, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of June, 2001.

/s/ ROBERT A. KRANE Robert A. Krane

POWER OF ATTORNEY

    The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute Conagra Foods' Annual Report on Form 10-K/A for the fiscal year ended May 28, 2000, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 14th day of June, 2001.

/s/ MARK RAUENHORST Mark Rauenhorst

POWER OF ATTORNEY

    The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute Conagra Foods' Annual Report on Form 10-K/A for the fiscal year ended May 28, 2000, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of June, 2001.

/s/ CARL E. REICHARDT Carl E. Reichardt

POWER OF ATTORNEY

    The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute Conagra Foods' Annual Report on Form 10-K/A for the fiscal year ended May 28, 2000, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of June, 2001.

/s/ RONALD W. ROSKENS Ronald W. Roskens

POWER OF ATTORNEY

    The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute Conagra Foods' Annual Report on Form 10-K/A for the fiscal year ended May 28, 2000, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of June, 2001.

/s/ MARJORIE M. SCARDINO Marjorie M. Scardino

POWER OF ATTORNEY

    The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute Conagra Foods' Annual Report on Form 10-K/A for the fiscal year ended May 28, 2000, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of June, 2001.

/s/ WALTER SCOTT, JR. Walter Scott, Jr.

POWER OF ATTORNEY

    The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute Conagra Foods' Annual Report on Form 10-K/A for the fiscal year ended May 28, 2000, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of June, 2001.

/s/ KENNETH E. STINSON Kenneth E. Stinson

POWER OF ATTORNEY

    The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute Conagra Foods' Annual Report on Form 10-K/A for the fiscal year ended May 28, 2000, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 15th day of June, 2001.

/s/ CLAYTON K. YEUTTER Clayton K. Yeutter

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Exhibit 24
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY